UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2004



                     American Home Mortgage Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)



            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)



520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)



 Registrant's telephone number, including area code:           (516) 949-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


            (c)   Exhibits:

            99.1  - Press Release, dated April 28, 2004


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 28, 2004, American Home Mortgage Investment Corp. issued a press release reporting financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date: April 28, 2004                   AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.

                                       By:       /s/ Stephen A. Hozie
                                          --------------------------------------
                                          Name:  Stephen A. Hozie
                                          Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                           DESCRIPTION
    --------------                           -----------

         99.1                                Press Release, dated April 28, 2004